EXHIBIT 10.18





                   FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT


          FIRST AMENDMENT, dated as of August 12, 1996 (this "Amendment") to the
                                                              ---------
Note Purchase Agreement, dated as of February 14, 1996 (as amended, supplemented or otherwise modified, the "Note Purchase Agreement") between ContiFinancial
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Corporation, a Delaware corporation (the "Company") and Continental Grain
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Company, a Delaware corporation (the "Buyer").
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                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Company and the Buyer are parties to the Note Purchase Agreement;

          WHEREAS, the Company has requested that the Buyer amend the Note Purchase Agreement as more fully set forth herein;

          WHEREAS, the Buyer is willing to so amend the Note Purchase Agreement only upon the terms and subject to the conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1.   Defined Terms.  Unless otherwise defined herein, terms defined in
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the Note Purchase Agreement shall have such meanings when used herein.

          2.   Amendment of Section 1.1.  Section 1.1 of the Note Purchase
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Agreement hereby is amended by:

          (a) adding the following definitions of "Cal Lending" and "Guaranties" in appropriate alphabetical order:

          ""Cal Lending" means California Lending Group, Inc., a California corporation (d/b/a United Lending Group)."

          ""Guaranties" by any Person shall, without duplication, mean all obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing, or in effect guaranteeing, any indebtedness, dividend or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, all obligations incurred through an agreement, contingent or otherwise, by such
     Person: (a) to purchase such indebtedness or obligation or any property or assets constituting security

































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     therefor, (b) to lease property or to purchase securities or other property or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of the primary obligor to make payment of the indebtedness or obligations or (c) otherwise to assure the owner of the indebtedness or obligation of the primary obligor against loss in respect thereof. For the purposes of all computations made under this Note Purchase Agreement, a Guaranty in respect of any indebtedness for borrowed money shall be deemed to be indebtedness equal to the principal amount of such indebtedness for borrowed money which has been guaranteed, and a Guaranty in respect of any other obligation or liability or any dividend shall be deemed to be indebtedness equal to the maximum aggregate amount of such obligation, liability or dividend."

          (b) deleting in their entirety the definitions of "Consolidated Long-Term Debt" and "Financial Leverage Ratio" and substituting therefor the following in appropriate alphabetical order:

          ""Consolidated Long-Term Debt" means, as at any date of determination, (i) the non-current portion of long-term debt (including capitalized leases but excluding the Term Note, the Four Year Note and the Indenture Note) of the Company and its Consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP plus (ii) Guaranties of the non-current portion of long-term debt (including capitalized leases) of any Person other than a Consolidated Subsidiary."

          ""Financial Leverage Ratio" means the ratio of (i) Consolidated Total Liabilities less Hedged Exposure to (ii) Consolidated Net Worth
                       ----
     less an amount equal to 5% of Hedged Exposure."
     ----

          3.   Addition of Section 6.8.  The following Section 6.8 hereby is
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added to the Note Purchase Agreement:

               "6.8      Ranking.  Cause the Indenture Note, the Term Note
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     and the Four Year Note to rank at least pari passu with respect to
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     priority of payment with all other existing and future senior indebtedness of the Company and to rank senior to all future subordinated indebtedness of the Company (it being understood that any Lien permitted under Section 7.1 shall not itself cause the debt secured thereby to be in violation of this Section 6.8)."

          4.   Amendment of Section 7.1.  Section 7.1 of the Note Purchase
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Agreement hereby is amended by deleting in their entirety clauses (j) and (n)
thereof and substituting therefor the following clauses (j) and (n):



































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          "(j)  Liens on assets acquired by the Company or any of its
     Subsidiaries in connection with the origination or acquisition of such assets by the Company or such Subsidiary in the ordinary course of its business, for the purpose of enabling the Company or such Subsidiary to arrange financing in connection with the origination or acquisition of such assets;"

          "(n) Liens on excess spread receivables or subordinated certificates (or on the stock or other equity interests of any corporation, limited liability company, or other entity, substantially all the assets of which consist of excess spread receivables or subordinated certificates) of the Company or any of its Subsidiaries, regardless of whether such excess spread receivables or subordinated certificates are denominated "excess spread receivables," "residuals," "interest-only certificates," "asset backed securities," "subordinated certificates," "subordinated interests," "securitization certificates," " 'B' pieces," or otherwise in the financial statements of the Company, such Liens to secure obligations of the Company or any of its Subsidiaries, provided, however, that with respect to any
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     Lien imposed during any period after April 2, 1996 during which the senior indebtedness of the Company is not rated equal to or higher than "Baa3" (or the equivalent) by Moody's Investors Service, Inc. (or any successor to the rating agency business thereof) and "BBB-" (or the equivalent) by
     Standard & Poor's Ratings Group (or any successor to the rating agency business thereof) (any such period, a "Non-Investment Grade Period"), the
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     book value as of the date such Lien is imposed of the excess spread receivables and subordinated certificates subject to such Lien shall not exceed 50% of the book value as of such date of the aggregate excess spread receivables and subordinated certificates of the Company and its Subsidiaries which were created during such Non-Investment Grade Period."

          5.   Deletion of Section 7.2.  Section 7.2 of the Note Purchase
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Agreement hereby is amended by deleting such Section in its entirety and substituting therefor the words "[Intentionally omitted]."

          6.   Amendment of Section 7.4.  Section 7.4 hereby is amended by
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deleting the period at the end thereof and adding the following proviso:

               ", provided, however, that, with respect to the Company's
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     fiscal year ending March 31, 1997, the Acquisition by the Company or any of its Subsidiaries of Cal Lending shall be excluded from the foregoing limitation, provided that (i) such Acquisition is completed
                           --------
     on or prior to March 31, 1997, (ii) the cost of such Acquisition does not exceed $15,000,000 and (iii) the Company or such Subsidiary acquires all of the outstanding capital stock of Cal Lending in such Acquisition."

































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          7.   Amendment of Section 8.2.  Section 8.2 of the Note Purchase
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Agreement hereby is amended by deleting the reference to "$135,000,000" and substituting therefor "$225,000,000."

          8.   Amendment of Section 8.3.  Section 8.3 of the Note Purchase
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Agreement hereby is deleted in its entirety and the following is substituted therefor:

               "8.3      Long Term Debt-to-Equity Ratio.  Not permit the
                         ------------------------------
     ratio of Consolidated Long-Term Debt to Consolidated Adjusted Net Worth to exceed 1.1:1 at any time on or prior to September 30, 1997 and 1:1 at any time thereafter."

          9.  Additional Covenants of the Company.  To induce the Buyer to
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execute and deliver this Amendment, the Company shall:

               (a)  Prepayment of Term Note.  Within two (2) Banking Days
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     following receipt by the Company of the net proceeds from the issuance and sale of its Senior Notes due 2003 (the "ContiFinancial 2003 Senior
                                                 --------------------------
     Notes") as contemplated by that certain Preliminary Prospectus dated
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     July 29, 1996, the Company will, from such net proceeds, prepay
     $75,000,000 of the $125,000,000 aggregate principal amount Term Note held by the Buyer if such net proceeds to be received by the Company from the issuance and sale of the ContiFinancial 2003 Senior Notes do not exceed $250,000,000 and will, from such net proceeds to be received by the Company from the issuance and sale of the ContiFinancial 2003 Senior Notes in excess of $250,000,000, prepay an additional $1.00 of the outstanding principal amount of the Term Note with each dollar of such net proceeds so received which exceeds $250,000,000.

               (b)  Expenses Relating to Amendments.  Pay all expenses,
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     including, but not limited to, fees and disbursements of counsel, incurred or to be incurred by the Company and the Buyer in connection with (i) this Amendment, (ii) the First Supplemental Indenture to the Indenture, dated as of February 14, 1996, between the Company and Continental Grain Company, as trustee under the Indenture, (iii) the First Amendment to the Term Loan Agreement, dated as of October 26, 1995, among the Buyer, the financial institutions parties thereto and The Chase Manhattan Bank, N.A., as agent for the banks, (iv) the First Amendment to the Credit Agreement, dated as of September 30, 1994, among the Buyer, the financial institutions parties thereto, the co-agents parties thereto, The Chase Manhattan Bank, N.A. as administrative agent, and Union Bank of Switzerland, as documentation agent, (v) the First Amendment to the Facility Lease, dated as of December 30, 1991, between State Street Bank and Trust Company of Connecticut, National Association, as































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     corporate trustee except to the extent expressly provided therein, and W.
     Jeffrey Kramer, as individual trustee, and the Buyer, (vi) the Third Modification and Amendment to each of the Note Agreements, dated as of March 22, 1994, as amended, supplemented or otherwise modified, between the Buyer and The Northwestern Mutual Life Insurance Company, John Hancock Life Insurance Company of America, John Hancock Mutual Life Insurance Company, PFL Life Insurance Company, Monumental Life Insurance Company, Life Investors Insurance Company of America, Bankers United Life Assurance Company, The Life Insurance Company of Virginia and National Life Insurance Company and (vii) the First Amendment to each of the Guarantee Agreement, dated as of March 1, 1996, and the Guarantee Agreement, dated as of March 1, 1995, by the Buyer in favor of Wilmington Trust Company, as trustee of the ContiSecurities Residual Funding Trust.

          10.  Continuing Effect of Note Purchase Agreement.  This Amendment
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shall not constitute a waiver, amendment or modification of any other provision of the Note Purchase Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Company that would require a waiver or consent of the Buyer. Except as expressly amended or modified herein, the provisions of the Note Purchase Agreement are and shall remain in full force and effect.

          11.  Counterparts.  This Amendment may be executed by one or more of
               ------------
the parties hereto on any number of separate counterparts and all such counterparts shall be deemed to be one and the same instrument. Each party hereto confirms that any facsimile copy of such party's executed counterpart of this Amendment (or its signature page thereof) shall be deemed to be an executed original thereof.

          12.  Effectiveness.  This Amendment shall be effective upon receipt by
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the Company of counterparts hereof, duly executed and delivered by the Buyer.

          13.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
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CONSTRUED AND INTERPRETED IN ACCORDANCE
WITH, THE LAWS OF THE STATE OF NEW YORK.












































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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        CONTIFINANCIAL CORPORATION


                                        By:
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                                           Name:
                                           Title:

                                        CONTINENTAL GRAIN COMPANY


                                        By:
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                                           Name:
                                           Title:


                                        By:
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                                           Name:
                                           Title: